                                                                   EXHIBIT 10.21


                             SHAREHOLDER'S AGREEMENT

        THIS AGREEMENT is made as of the ___ day of ________________, 19__, by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and _________________________________ (the "Purchaser").

        WHEREAS, the Purchaser has been granted an option under the Company's 1987 Stock Option Plan to purchase shares of Common Stock, $.02 par value per share (the "Common Stock"), of the Company; and

        WHEREAS, the Purchaser and the Company desire to set forth certain rights and obligations of the parties with respect to the Common Stock which may from time to time be purchased by the Purchaser;

        NOW, THEREFORE, IT IS HEREBY AGREED:

        1. Sale and Purchase of Shares. Pursuant to the terms and conditions of this Agreement, the Purchaser has been granted an option to purchase up to ______ shares of the Common Stock of the Company (the "Shares") for a consideration of $_________ per share to be paid by Purchaser to the Company upon exercise of such option in accordance with the terms of such option.

        2. Company's Right to Repurchase. The Shares shall be subject to the following right ("Repurchase Right"):

               (a) If the Purchaser should cease to be employed by the Company, for any reason or no reason, with or without cause, as determined by and in the sole discretion of the Board of Directors of the Company (excluding leave(s) of absence authorized in writing by the Company, specifying the date on which Purchaser shall return to work), the Company shall have the right to repurchase from the Purchaser, or the Purchaser's personal representative as the case may be, all of the Shares subject to the Repurchase Right. For purposes of determining this Repurchase Right, the parties hereby acknowledge and agree that the Commencement Date (as used herein) with respect to the Shares shall be deemed to be _________________, 19__.

               (b) The percentage of the Shares which are subject to the Repurchase Right shall be determined as follows:

                  Length of Time Employee
                  Has Been Employed by the                  Percentage of
                     Company Since the                    Shares Subject to
                     Commencement Date                    Repurchase Right
                     -----------------                    ----------------
               Less than 4 completed quarters                    100%
               4 completed quarters                               75%
               5 completed quarters                            68.75%
               6 completed quarters                            62.50%

                  Length of Time Employee
                  Has Been Employed by the                  Percentage of
                     Company Since the                    Shares Subject to
                     Commencement Date                    Repurchase Right
                     -----------------                    ----------------
               7 completed quarters                            56.25%
               8 completed quarters                               50%
               9 completed quarters                            43.75%
               10 completed quarters                           37.50%
               11 completed quarters                           31.25%
               12 completed quarters                              25%
               13 completed quarters                           18.75%
               14 completed quarters                           12.50%
               15 completed quarters                            6.25%
               16 or more completed quarters                     None

A completed quarter excludes the specified time during which Purchaser is on any approved leave(s) of absence and the measurement of time from the Commencement Date shall abate during such specified time.

               (c) Within sixty (60) days after the later of the date when Purchaser's active employment ceases or the date any approved leave terminates, Purchaser having failed to return to work within the time specified (the "Termination Date"), upon notice to Purchaser specifying the time, place and date for settlement, the Company may, at the Company's option, repurchase from the Purchaser, in cash, the Shares which are subject to the Repurchase Right at a total price equal to Purchaser's original purchase price per share as set forth in Paragraph 1 above. If the Company expressly elects not to exercise its Repurchase Right, or fails to exercise its Repurchase Right for whatever reason with respect to such shares within such sixty day period, the Company's Repurchase Right with respect to such shares shall expire.

               (d) The Purchaser understands that he Is an employee at will and that nothing in this Agreement shall interfere with or limit in any manner whatsoever the right or power of the Company to terminate Purchaser's employment with or without cause.

        3. Rights as Stockholder; Escrow.

               (a) From and after the date of issuance of the Shares and subject to the terms and conditions of this Agreement, the Purchaser shall have all of the rights of a stockholder of the Company with respect to the Shares unless and until repurchased by the Company as provided hereinbefore or other disposition of the Shares by Purchaser in accordance with the provisions of this Agreement.

               (b) The parties hereby agree that all certificates representing the Shares shall be held by either the Secretary of the Company or in an appropriate safekeeping account maintained by the Company with a bank or other financial institution ("Agent"). The Purchaser shall deliver to the Secretary of the Company, for each such certificate, a duly executed stock power authorizing any officer of the Company to effect the transfer of such Shares on the books of the Company in accordance with the terms of this Agreement. Upon the written request of Purchaser delivered to the Secretary of the Company, the Company will cause the Secretary or the Agent to deliver to Purchaser a certificate or certificates representing such number of Shares as are not then subject to the Repurchase Right. Within five business days after the exercise or lapse without exercise of the Repurchase Right, the Company will direct the Secretary or the Agent to deliver to Purchaser a certificate or certificates representing the aggregate number of Shares, if any, not repurchased by the Company.

        4. Stock Splits, Recapitalizations, Etc. In the event of any of the following:

               (a) Any stock dividend, stock split, reverse stock split, share combination, exchange of shares, recapitalization or other change in the character or amount of the outstanding securities of the Company; or

               (b) Any consolidation, separation, reorganization, liquidation, merger, sale of all, or substantially all, of the assets of the Company or like event or transaction;

then any and all new, substituted or additional securities or property to which the Purchaser is entitled by reason of ownership of the Shares shall be immediately subject to this Agreement and be included in the term "Shares" for all purposes of this Agreement, and the repurchase price per share specified in Paragraph 2(c) shall be appropriately adjusted by the Board of Directors of the Company.

        5. Purchase of Additional Stock. If the Purchaser at any time after the date of this Agreement acquires any capital stock of the Company, in addition to that described in Paragraphs 1 and 4 above (other than capital stock acquired on the open market and capital stock acquired from the Company which the Board of Directors of the Company, in its sole discretion, expressly designates as not being subject to this Agreement), or any options, rights or warrants therefor ("Additional Stock"), such Additional Stock shall be immediately subject to this Agreement and included in the term "Shares" for all purposes of this Agreement; provided, however, that:

               (a) The repurchase price per share of such Additional Stock shall be the purchase price per share paid or to be paid by the Purchaser therefor;

               (b) Any such Additional Stock purchased pursuant to an option that conditions the right to exercise all or part of such option upon the passage of an amount of time in excess of three (3) years shall be deemed to be fully vested and not subject to the Repurchase Right; and

               (c) The Commencement Date for purposes of the Repurchase Right with respect to such Additional Stock shall be the date expressly designated as such by the Board of Directors of the Company, in its sole discretion, or absent such a designation shall be, in the case of Additional Stock acquired pursuant to the exercise of an option, warrant or similar right, the date of grant of such option, warrant or right, or, in the case of Additional Stock otherwise purchased from the Company, the date of such purchase.

        6. Investment Representations by Purchaser. The purchase of the Shares and any Additional Stock shall be subject to the condition that, if required by the Board of Directors of the Company, in its sole discretion, the Purchaser shall make each of the following representations:

               (a) That Purchaser is acquiring the Shares with his own funds and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same.

               (b) That Purchaser has no contract, undertaking, agreement or arrangement of any kind to sell, transfer or grant participations to any third person with respect to the Shares or any part thereof.

               (c) That Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment and is able to fend for himself in the transaction contemplated by this Agreement. That Purchaser has the ability to bear the economic risks of his investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement, together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

               (d) That Purchaser is familiar with Rule 144 under the Securities Act of 1933, as amended (the "Act"), and understands that the Shares constitute "restricted securities" within the meaning of that Rule. That sale of the Shares may be made only after completing certain forms of representation letters promulgated for such sales, which may be obtained from the Secretary of the Company. That Purchaser understands that any sale of the Shares which might be made by him in reliance upon Rule 144 may be made only in limited amounts in accordance with the terms and conditions of that Rule and that he may not be able to sell the Shares at the time or in the amount Purchaser so desires.

               (e) Such other representations and warranties as the Company may, in its discretion, require.

               The parties hereby acknowledge, however, that such representations shall be deemed inapplicable to any purchase of Shares, or any part thereof, made in accordance with the terms of a registration statement covering such purchase, which has been filed and has become effective under the Act, and with respect to which no stop order suspending the effectiveness thereof has been issued.

        7. Restrictive Legends.

               (a) All certificates representing any Shares subject to the Repurchase Rights provided for in this Agreement shall have endorsed thereon substantially the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER'S AGREEMENT WHICH, AMONG OTHER

               THINGS, RESTRICTS THE TRANSFER OF SUCH SECURITIES AND GRANTS THE CORPORATION THE RIGHT TO REPURCHASE THESE SECURITIES UNDER CERTAIN CONDITIONS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

               (b) In addition to the foregoing legend, any certificate representing any shares, other than shares which have been registered with the Securities and Exchange Commission (the "Commission") pursuant to an effective registration statement under the Act with respect to which no stop order suspending the effectiveness thereof has been issued, shall have endorsed thereon substantially the following legends:

               (i) "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 19331 AS AMENDED (THE ACT") NOR UNDER ANY APPLICABLE STATE LAW, AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH DISPOSITION SHALL THEN BE IN EFFECT AND ALL APPLICABLE STATE AND BLUE SKY LAWS HAVE BEEN COMPLIED WITH, OR UNLESS THE PERSON REQUESTING THE TRANSFER OF SUCH SHARES SHALL FURNISH AN OPINION OF COUNSEL (BOTH COUNSEL AND OPINION TO BE SATISFACTORY TO THE CORPORATION) TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE ACT OR ANY SUPERSEDING STATUTE OR ANY APPLICABLE STATE OR BLUE SKY LAWS."

               (ii) Any legend required to be placed thereon by applicable state securities laws.

        8. No Obligation to Transfer. The Company shall not be required W to transfer or have transferred on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as the owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

        9. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

        10. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage prepaid, addressed to the other party hereto at the address shown below his signature or at such other address as such party may designate from time to time by advance written notice to the other party hereto.

        11. Governing Law. This Agreement shall be construed, and the provisions hereof shall be enforced, in accordance with the laws of the State of Delaware.

        12. Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and, subject to the restrictions set forth herein on Purchaser's transfer of the Shares, shall be binding upon and inure to the benefit of Purchaser, his heirs, executors, administrators, guardians, transferees and assigns.

        13. Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be amended, modified or supplemented only by a written agreement signed by both of the parties hereto.

        14. Titles and Headings. The section titles and headings herein are for convenience only and are not to be considered in construing or interpreting this Agreement.

        15. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed for all purposes to be an original and all of which together shall be deemed for all purposes to be one agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        DALLAS SEMICONDUCTOR CORPORATION

Address for notices:
4350 Beltwood Parkway South
Dallas, Texas  75244

                                        By:
                                            ------------------------------------

                                        PURCHASER

                                        ----------------------------------------

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                 [87SOP/V5-3/89]

                             SHAREHOLDER'S AGREEMENT

        THIS AGREEMENT is made as of the ___ day of _________________, 19__, by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and ____________________________ (the "Purchaser").

        WHEREAS, the Purchaser has been granted an option under the Company's 1987 Stock Option Plan to purchase shares of Common Stock, $.02 par value per share (the "Common Stock"), of the Company; and

        WHEREAS, the Purchaser and the Company desire to set forth certain rights and obligations of the parties with respect to the Common Stock which may from time to time be purchased by the Purchaser;

        NOW, THEREFORE, IT IS HEREBY AGREED:

        1. Sale and Purchase of Shares. Pursuant to the terms and conditions of this Agreement, the Purchaser has been granted an option to purchase up to _____ shares of the Common Stock of the Company (the "Shares") for a consideration of $___________ per share to be paid by Purchaser to the Company upon exercise of such option in accordance with the terms of such option.

        2. Company's Right to Repurchase. The Shares shall be subject to the following right ("Repurchase Right"):

               (a) If the Purchaser should cease to be employed by the Company, for any reason or no reason, with or without cause, as determined by and in the sole discretion of the Board of Directors of the Company (excluding leave(s) of absence authorized in writing by the Company, specifying the date on which Purchaser shall return to work), the Company shall have the right to repurchase from the Purchaser, or the Purchaser's personal representative as the ease may be, all of the Shares subject to the Repurchase Right. For purposes of determining this Repurchase Right, the parties hereby acknowledge and agree that the Commencement Date (as used herein) with respect to the Shares shall be deemed to be ___________________, 20__.

               (b) The percentage of the Shares which are subject to the Repurchase Right shall be determined as follows:

                  Length of Time Employee
                  Has Been Employed by the                  Percentage of
                     Company Since the                    Shares Subject to
                     Commencement Date                    Repurchase Right
                     -----------------                    ----------------
               Less than 4 completed quarters                    100%
               4 completed quarters                               80%
               5 completed quarters                               75%

                  Length of Time Employee
                  Has Been Employed by the                  Percentage of
                     Company Since the                    Shares Subject to
                     Commencement Date                    Repurchase Right
                     -----------------                    ----------------
               6 completed quarters                               70%
               7 completed quarters                               65%
               8 completed quarters                               60%
               9 completed quarters                               55%
               10 completed quarters                              50%
               11 completed quarters                              45%
               12 completed quarters                              40%
               13 completed quarters                              35%
               14 completed quarters                              30%
               15 completed quarters                              25%
               16 completed quarters                              20%
               17 completed quarters                              15%
               18 completed quarters                              10%
               19 completed quarters                               5%
               20 or more completed quarters                     None

A completed quarter excludes the specified time during which Purchaser is on any approved leave(s) of absence and the measurement of time from the Commencement Date shall abate during such specified time.

               (c) Within sixty (60) days after the later of the date when Purchaser's active employment ceases or the date any approved leave terminates, Purchaser having failed to return to work within the time specified (the "Termination Date"), upon notice to Purchaser specifying the time, place and date for settlement, the Company may, at the Company's option, repurchase from the Purchaser, in cash, the Shares which are subject to the Repurchase Right at a total price equal to Purchaser's original purchase price per share as set forth in Paragraph 1 above. If the Company expressly elects not to exercise its Repurchase Right, or fails to exercise its Repurchase Right for whatever reason with respect to such shares within such sixty day period, the Company's Repurchase Right with respect to such shares shall expire.

               (d) The Purchaser understands that he is an employee at will and that nothing in this Agreement shall interfere with or limit in any manner whatsoever the right or power of the Company to terminate Purchaser's employment with or without cause.

        3. Rights as Stockholder; Escrow.

               (a) From and after the date of issuance of the Shares and subject to the terms and conditions of this Agreement, the Purchaser shall have an of the rights of a stockholder of the Company with respect to the Shares unless and until repurchased by the Company as provided hereinbefore or other disposition of the Shares by Purchaser in accordance with the provisions of this Agreement.

               (b) The parties hereby agree that all certificates representing the Shares shall be held by either the Secretary of the Company or in an appropriate safekeeping account maintained by the Company with a bank or other financial institution ("Agent"). The Purchaser shall deliver to the Secretary of the Company, for each such certificate, a duly executed stock power authorizing any officer of the Company to effect the transfer of such Shares on the books of the Company in accordance with the terms of this Agreement. Upon the written request of Purchaser delivered to the Secretary of the Company, the Company will cause the Secretary or the Agent to deliver to Purchaser a certificate or certificates representing such number of Shares as are not then subject to the Repurchase Right. Within five business days after the exercise or lapse without exercise of the Repurchase Right, the Company will direct the Secretary or the Agent to deliver to Purchaser a certificate or certificates representing the aggregate number of Shares, if any, not repurchased by the Company.

        4. Stock Splits, Recapitalizations, Etc. In the event of any of the following:

               (a) Any stock dividend, stock split, reverse stock split, share combination, exchange of shares, recapitalization or other change in the character or amount of the outstanding securities of the Company; or

               (b) Any consolidation, separation, reorganization, liquidation, merger, sale of all, or substantially all, of the assets of the Company or like event or transaction;

then any and all new, substituted or additional securities or property to which the Purchaser is entitled by reason of ownership of the Shares shall be immediately subject to this Agreement and be included in the term "Shares" for all purposes of this Agreement, and the repurchase price per share specified in Paragraph 2(c) shall be appropriately adjusted by the Board of Directors of the Company.

        5. Purchase of Additional Stock. If the Purchaser at any time after the date of this Agreement acquires any capital stock of the Company, in addition to that described in Paragraphs 1 and 4 above (other than capital stock acquired on the open market and capital stock acquired from the Company which the Board of Directors of the Company, in its sole discretion, expressly designates as not being subject to this Agreement), or any options, rights or warrants therefor ("Additional Stock"), such Additional Stock shall be immediately subject to this Agreement and included in the term "Shares" for an purposes of this Agreement; provided, however, that:

               (a) The repurchase price per share of such Additional Stock shall be the purchase price per share paid or to be paid by the Purchaser therefor;

               (b) Any such Additional Stock purchased pursuant to an option that conditions the right to exercise all or part of such option upon the passage of an amount of time in excess of three (3) years shall be deemed to be fully vested and not subject to the Repurchase Right; and

               (c) The Commencement Date for purposes of the Repurchase Right with respect to such Additional Stock shall be the date expressly designated as such by the Board of

Directors of the Company, in its sole discretion, or absent such a designation shall be, in the case of Additional Stock acquired pursuant to the exercise of an option, warrant or similar right, the date of grant of such option, warrant or right, or, in the case of Additional Stock otherwise purchased from the Company, the date of such purchase.

        6. Investment Representations by Purchaser. The purchase of the Shares and any Additional Stock shall be subject to the condition that, if required by the Board of Directors of the Company, in its sole discretion, the Purchaser shall make each of the following representations:

               (a) That Purchaser is acquiring the Shares with his own funds and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same.

               (b) That Purchaser has no contract, undertaking, agreement or arrangement of any kind to sell, transfer or grant participations to any third person with respect to the Shares or any part thereof.

               (c) That Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment and is able to fend for himself in the transaction contemplated by this Agreement. That Purchaser has the ability to bear the economic risks of his investment and has been furnished with and has had access to such Information as would be made available in the form of a registration statement, together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

               (d) That Purchaser is familiar with Rule 144 under the Securities Act of 1933, as amended (the "Act"), and understands that the Shares constitute "restricted securities" within the meaning of that Rule. That sale of the Shares may be made only after completing certain forms of representation letters promulgated for such sales, which may be obtained from the Secretary of the Company. That Purchaser understands that any sale of the Shares which might be made by him in reliance upon Rule 144 may be made only in limited amounts in accordance with the terms and conditions of that Rule and that he may not be able to sell the Shares at the time or in the amount Purchaser so desires.

               (e) Such other representations and warranties as the Company may, in its discretion, require.

               The parties hereby acknowledge, however, that such representations shall be deemed inapplicable to any purchase of Shares, or any part thereof, made in accordance with the terms of a registration statement covering such purchase, which has been filed and has become effective under the Act, and with respect to which no stop order suspending the effectiveness thereof has been issued.

        7. Restrictive Legends.

               (a) All certificates representing any Shares subject to the Repurchase Rights provided for in this Agreement shall have endorsed thereon substantially the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER'S AGREEMENT WHICH, AMONG OTHER THINGS, RESTRICTS THE TRANSFER OF SUCH SECURITIES AND GRANTS THE CORPORATION THE RIGHT TO REPURCHASE THESE SECURITIES UNDER CERTAIN CONDITIONS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

               (b) In addition to the foregoing legend, any certificate representing any shares, other than shares which have been registered with the Securities and Exchange Commission (the "Commission") pursuant to an effective registration statement under the Act with respect to which no stop order suspending the effectiveness thereof has been issued, shall have endorsed thereon substantially the following legends:

               (i) "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933v AS AMENDED (THE "ACT") NOR UNDER ANY APPLICABLE STATE LAW, AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH DISPOSITION SHALL THEN BE IN EFFECT AND ALL APPLICABLE STATE AND BLUE SKY LAWS HAVE BEEN COMPLIED WITH, OR UNLESS THE PERSON REQUESTING THE TRANSFER OF SUCH SHARES SHALL FURNISH AN OPINION OF COUNSEL (BOTH COUNSEL AND OPINION TO BE SATISFACTORY TO THE CORPORATION) TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE ACT OR ANY SUPERSEDING STATUTE OR ANY APPLICABLE STATE OR BLUE SKY LAWS."

               (ii) Any legend required to be placed thereon by applicable state securities laws.

        8. No Obligation to Transfer. The Company shall not be required (i) to transfer or have transferred on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as the owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

        9. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

        10. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage prepaid, addressed to the other party hereto at the address shown below his signature or at such other address as such party may designate from time to time by advance written notice to the other party hereto.

        11. Governing Law. This Agreement shall be construed, and the provisions hereof shall be enforced, in accordance with the laws of the State of Delaware.

        12. Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and, subject to the restrictions set forth herein on Purchaser's transfer of the Shares, shall be binding upon and Inure to the benefit of Purchaser, his heirs, executors, administrators, guardians, transferees and assigns.

        13. Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be amended, modified or supplemented only by a written agreement signed by both of the parties hereto.

        14. Titles and Headings. The section titles and headings herein are for convenience only and are not to be considered in construing or interpreting this Agreement.

        15. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed for all purposes to be an original and all of which together shall be deemed for all purposes to be one agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        DALLAS SEMICONDUCTOR CORPORATION

Address for notices:
4350 Beltwood Parkway South
Dallas, Texas  75244

                                        By:
                                            ------------------------------------

                                        PURCHASER

                                        ----------------------------------------

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                  AMENDMENT TO
                             SHAREHOLDER'S AGREEMENT

        THIS AMENDMENT is made as of the ____ day of ____________, 19__, by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and ______________________________________________________________
(the "Purchaser").

        WHEREAS, the Company and Purchaser entered into that certain Shareholder's Agreement ("Agreement") dated as of _________________, 19__.

        WHEREAS, on _________________, 19__, subsequent to the execution and delivery of said Agreement, Purchaser was granted an additional option to purchase up to _______ shares of the Company's Common Stock ("New Shares") under the Company's 1987 Stock Option Plan, which are included within the definition of "Additional Stock" as provided in Paragraph 5 of the Agreement;

        WHEREAS, Purchaser and the Company desire to alter the terms under the Agreement as it relates to the New Shares;

        NOW, THEREFORE, IT IS HEREBY AGREED:

        1. Defined Terms. Terms used herein and not otherwise defined herein shall have the same meanings as defined for such terms in the Agreement.

        2. Repurchase Right. The New Shares shall be subject to the Repurchase Right as provided in Paragraph 2 of the Agreement, except that the terms thereof (as they relate only to the New Shares, but to no other Shares) shall be amended as follows:

               (a) For purposes of determining the Repurchase Right with respect to the New Shares, the parties hereby acknowledge and agree that the Commencement Date (only with respect to the New Shares) shall be deemed to be ______________, 19__.

               (b) The percentage of the New Shares which are subject to the Repurchase Right shall be determined as follows:

                  Length of Time Employee
                  Has Been Employed by the                  Percentage of
                     Company Since the                    Shares Subject to
                     Commencement Date                    Repurchase Right
                     -----------------                    ----------------
               Less than 4 completed quarters                    100%
               4 completed quarters                               75%
               5 completed quarters                            68.75%
               6 completed quarters                            62.50%
               7 completed quarters                            56.25%

                  Length of Time Employee
                  Has Been Employed by the                  Percentage of
                     Company Since the                    Shares Subject to
                     Commencement Date                    Repurchase Right
                     -----------------                    ----------------
               8 completed quarters                               50%
               9 completed quarters                            43.75%
               10 completed quarters                           37.50%
               11 completed quarters                           31.25%
               12 completed quarters                              25%
               13 completed quarters                           18.75%
               14 completed quarters                           12.50%
               15 completed quarters                            6.25%
               16 or more completed quarters                     None

        3. Agreement Ratified. Except as expressly amended hereby, the Agreement is and shall remain in full force and effect and is hereby ratified and confirmed in all respects.

        4. Entire Agreement. This Amendment, together with the Agreement, constitute the entire agreement of the parties with respect to the subject matter hereof. The Agreement may be further amended, modified and supplemented only by a written agreement signed by both of the parties hereto.

        5. Titles and Headings. The section titles and headings herein are for convenience only and are not to be considered in construing or interpreting this Amendment or the Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        DALLAS SEMICONDUCTOR CORPORATION


                                        By:
                                            ------------------------------------

                                        PURCHASER:

                                        ----------------------------------------



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